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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): November 15, 2002
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                         COMMERCIAL FEDERAL CORPORATION
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             (Exact name of registrant as specified in its charter)


           NEBRASKA                    1-11515                  47-0658852
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(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)         Identification Number)


13220 CALIFORNIA STREET, OMAHA, NEBRASKA                                   68154
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number including area code: (402) 554-9200
                                                   --------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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                         COMMERCIAL FEDERAL CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT


Item 5. Other Events:

     On November 15, 2002, the Corporation announced plans to open 15 to 19 new branches over the next two to three years in three of its main markets:
     Denver, Omaha and Des Moines. The Corporation plans to open 10 to 12 new branches in the Denver area, three to four new branches in Omaha and two to three new branches in Des Moines. Also included in the plan is the addition of 15 to 20 new freestanding automated teller machines located in high traffic areas. During 2003, the Corporation plans to build five new branches in the Denver area and two new branches in Omaha. The plan also includes the relocation of four branches - two in Denver and one each in Iowa and Oklahoma.

     Information regarding this announcement is set forth in the press release dated November 15, 2002, attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits:

     (a)  Exhibits:

          Exhibit 99        Press release dated November 15, 2002

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  COMMERCIAL FEDERAL CORPORATION
                                                  ------------------------------
                                                  (Registrant)


Date: November 18, 2002                           /s/ David S. Fisher
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                                                  David S. Fisher
                                                  Executive Vice President and
                                                  Chief Financial Officer
                                                  (Duly Authorized Officer)


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